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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                April 14, 1997


                           ITLA CAPITAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)


DELAWARE                           0-26960                       95-4596322
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)


7979 IVANHOE AVENUE, SUITE 100, LAJOLLA, CALIFORNIA                  92037
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (619) 551-0990
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                                      NA
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS
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        ITLA Capital Corporation issued a press release dated April 14, 1997, attached hereto as Exhibit 99.1, announcing a stock repurchase program for up to 5% of its outstanding shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        (c)  Exhibits

             Exhibit 99.1 Press Release dated April 14, 1997.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ITLA CAPITAL CORPORATION



Date: April 14, 1997                    By:   /s/ Michael A. Sicuro
      -----------------                       ---------------------------
                                              Michael A. Sicuro
                                              Managing Director and
                                                Chief Financial Officer